Exhibit 99.1

NEWS RELEASE

Southcross Energy 1717 Main Street, Suite 5200, Dallas, Texas 75201, 214-979-3720

Southcross Energy Partners, L.P. Reports First Quarter 2017 Results

DALLAS, Texas, May 9, 2017 - Southcross Energy Partners, L.P. (NYSE: SXE) (“Southcross” or the “Partnership”) today announced first quarter financial and operating results.

Southcross’ net loss was $15.4 million for the quarter ended March 31, 2017, compared to $15.5 million for the same period in the prior year and $39.5 million for the quarter ended December 31, 2016. Adjusted EBITDA (as defined below) was $18.0 million for the quarter ended March 31, 2017, compared to $20.7 million for the same period in the prior year and $18.4 million for the quarter ended December 31, 2016. Adjusted EBITDA for the first quarter was 2% lower than the prior quarter despite 11% lower processed gas volumes resulting from the planned shut-down of the Conroe processing facility, as operating cost savings initiatives and higher Y-grade production substantially offset the gross margin impact.

Processed gas volumes during the quarter averaged 256 MMcf/d, a decrease of 25% compared to 343 MMcf/d for the same period in the prior year and a decrease of 11% compared to 287 MMcf/d for the quarter ended December 31, 2016.

“In the first quarter of 2017, we benefited from companywide cost-savings initiatives started at the end of last year, including lower operational expenses at our facilities,” said Bruce A. Williamson, President and Chief Executive Officer of Southcross’ general partner. “When adjusting for the decrease in volumes from the planned shut-down of our Conroe facility, we are starting to see our processed gas volumes stabilize, which is consistent with the recent increase in rig counts in the Eagle Ford Shale.”

“This quarter we also made progress on improving our liquidity position through debt pay downs and a reduction in our outstanding collateral posted. Looking ahead, we will continue our focus on efficient and reliable management of our operations while remaining disciplined in our efforts to reduce operating expenses and strengthen our liquidity.”

Capital Expenditures

For the quarter ended March 31, 2017, growth and maintenance capital expenditures were $6.9 million and were related primarily to the installation of a new gas gathering pipeline in Mississippi to support sales to end-use markets in the area. Southcross expects that capital expenditures for full-year 2017, including growth and maintenance expenditures, will be in the range of $15 million to $20 million and will be limited to projects with contractually committed volumes, along with recurring maintenance spending.

Capital and Liquidity

As of March 31, 2017, Southcross had total outstanding debt of $548 million, including $113 million under its revolving credit facility, as compared to total outstanding debt of $560 million as of December 31, 2016.

Cash Distributions and Distributable Cash Flow

Distributable cash flow (as defined below) for the quarter ended March 31, 2017 was $8.9 million, compared to $10.3 million for the same period in the prior year and $11.5 million for the quarter ended December 31, 2016. The Partnership did not make a cash distribution for the quarter ended March 31, 2017 and is restricted from making cash distributions until the Partnership’s consolidated total leverage ratio, as defined under its credit agreement, is at or below 5.0x to 1.

About Southcross Energy Partners, L.P.

Southcross Energy Partners, L.P. is a master limited partnership that provides natural gas gathering, processing, treating, compression and transportation services and NGL fractionation and transportation services. It also sources, purchases, transports and sells natural gas and NGLs. Its assets are located in South Texas, Mississippi and Alabama and include two gas processing plants, one fractionation plant and approximately 3,100 miles of pipeline. The South Texas assets are located in or near the Eagle Ford shale region. Southcross is headquartered in Dallas, Texas. Visit www.southcrossenergy.com for more information.

Forward-Looking Statements

This press release includes certain statements concerning expectations for the future that are forward-looking within the meaning of the federal securities laws. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include: the expectations, plans, strategies, objectives and growth of Southcross; and anticipated capital expenditures and Adjusted EBITDA. Although Southcross believes the expectations and forecasts reflected in these and other forward-looking statements are reasonable, Southcross can give no assurance they will prove to be correct. Forward-looking statements contain known and unknown risks and uncertainties (many of which are difficult to predict and beyond management’s control) that may cause Southcross’ actual results in future periods to differ materially from anticipated or projected results. An extensive list of specific material risks and uncertainties affecting Southcross is described in reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K and in subsequent reports, which are available through the SEC’s  EDGAR system at www.sec.gov and on our website.  Any forward-looking statements in this press release are made as of the date hereof and Southcross undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.
Use of Non-GAAP Financial Measures

We report our financial results in accordance with accounting principles generally accepted in the United States, or GAAP. We also present the non-GAAP financial measures of Adjusted EBITDA and distributable cash flow.

We define Adjusted EBITDA as net income/loss, plus interest expense, income tax expense, depreciation and amortization expense, equity in losses of joint venture investments, certain non-cash charges (such as non-cash unit-based compensation, impairments, loss on extinguishment of debt and unrealized losses on derivative contracts), major litigation costs net of recoveries, transaction-related costs, revenue deferral adjustment, loss on sale of assets, severance expense and selected charges that are unusual or non-recurring; less interest income, income tax benefit, unrealized gains on derivative contracts, equity in earnings of joint venture investments, gain on sale of assets and selected gains that are unusual or non-recurring. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP.

Adjusted EBITDA is a key metric used in measuring our compliance with our financial covenants under our debt agreements and is used as a supplemental measure by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others, to assess the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions; operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the attractiveness of capital projects and acquisitions and the overall rates of return on investment opportunities.

We define distributable cash flow as Adjusted EBITDA, plus interest income and income tax benefit, less cash paid for interest (net of capitalized costs), income tax expense and maintenance capital expenditures. We use distributable cash flow to analyze our liquidity. Distributable cash flow does not reflect changes in working capital balances. Distributable cash flow is used to assess the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unitholders; and the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities.

Adjusted EBITDA and distributable cash flow are not financial measures presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition, results of operations and cash flows from operations. Reconciliations of Adjusted EBITDA and distributable cash flow to their most directly comparable GAAP measure are included in this press release. Net income and net cash provided by operating activities are the GAAP measures most directly comparable to Adjusted EBITDA. The GAAP measure most directly comparable to distributable cash flow is net cash provided by operating activities. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measure. Each of these non-GAAP financial measures has important limitations as an analytical tool because each excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider Adjusted EBITDA or distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

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Contact:
Southcross Energy Partners, L.P.
Mallory Biegler, 214-979-3720
Investor Relations
investorrelations@southcrossenergy.com

SOUTHCROSS ENERGY PARTNERS, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per unit data)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Revenues:
Revenues	$114,387	$95,455
Revenues - affiliates	40,771	24,271
Total revenues	155,158	119,726

Expenses:
Cost of natural gas and liquids sold	118,691	79,447
Operations and maintenance	14,306	16,778
Depreciation and amortization	17,850	18,541
General and administrative	8,196	7,886
Impairment of assets	649	—
Gain on sale of assets	(62)	—
Total expenses	159,630	122,652

Loss from operations	(4,472)	(2,926)
Other income (expense):
Equity in losses of joint venture investments	(3,316)	(3,429)
Interest expense	(9,103)	(9,170)
Gain on insurance proceeds	1,508	—
Total other expense	(10,911)	(12,599)
Loss before income tax benefit	(15,383)	(15,525)
Income tax benefit	—	5
Net loss	$(15,383)	$(15,520)
General partner unit in-kind distribution	(8)	—
Net loss attributable to partners	$(15,391)	$(15,520)

Earnings per unit
Net loss allocated to limited partner common units	$(9,380)	$(7,643)
Weighted average number of limited partner common units outstanding	48,522	28,446
Basic and diluted loss per common unit	$(0.19)	$(0.27)

Net loss allocated to limited partner subordinated units	$(2,360)	$(3,280)
Weighted average number of limited partner subordinated units outstanding	12,214	12,214
Basic and diluted loss per subordinated unit	$(0.19)	$(0.27)

SOUTHCROSS ENERGY PARTNERS, L.P.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for unit data)
(Unaudited)

	March 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$4,441	$21,226
Trade accounts receivable	33,315	51,894
Accounts receivable - affiliates	16,996	7,976
Prepaid expenses	2,346	2,751
Other current assets	5,303	4,343
Total current assets	62,401	88,190

Property, plant and equipment, net	960,516	971,286
Investments in joint ventures	120,948	124,096
Other assets	2,446	2,504
Total assets	$1,146,311	$1,186,076

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
Accounts payable and accrued liabilities	$39,408	$50,639
Accounts payable - affiliates	—	524
Current portion of long-term debt	4,256	4,500
Other current liabilities	6,289	10,976
Total current liabilities	49,953	66,639

Long-term debt	533,310	543,872
Other non-current liabilities	12,400	11,936
Total liabilities	595,663	622,447

Commitments and contingencies

Partners' capital:
Common units (48,538,451 and 48,502,090 units outstanding as of March 31, 2017 and December 31, 2016, respectively)	247,826	255,124
Class B Convertible units (17,405,250 and 17,105,875 units issued and outstanding as of March 31, 2017 and December 31, 2016)	275,575	278,508
Subordinated units (12,213,713 units issued and outstanding as of March 31, 2017 and December 31, 2016)	16,800	19,240
General partner interest	10,447	10,757
Total partners' capital	550,648	563,629
Total liabilities and partners' capital	$1,146,311	$1,186,076

SOUTHCROSS ENERGY PARTNERS, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities:
Net loss	$(15,383)	$(15,520)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	17,850	18,541
Unit-based compensation	257	981
Amortization of deferred financing costs, original issuance discount and PIK interest	951	1,073
Gain on sale of assets	(62)	—
Unrealized loss (gain) on financial instruments	(17)	30
Equity in losses of joint venture investments	3,316	3,429
Distribution from joint venture investment	—	390
Impairment of assets	649	—
Gain on insurance proceeds	(1,508)	—
Other, net	(285)	(121)
Changes in operating assets and liabilities:
Trade accounts receivable, including affiliates	11,257	9,099
Prepaid expenses and other current assets	(630)	1,173
Deposits paid to suppliers	—	(15,300)
Other non-current assets	61	(280)
Accounts payable and accrued expenses, including affiliates	(12,099)	(18,663)
Other liabilities	(4,167)	(2,004)
Net cash provided by (used in) operating activities	190	(17,172)
Cash flows from investing activities:
Capital expenditures	(7,048)	(5,474)
Insurance proceeds from property damage claims	2,000	125
Net proceeds from sales of assets	143	—
Investment contributions to joint venture investments	(168)	(5,072)
Net cash used in investing activities	(5,073)	(10,421)
Cash flows from financing activities:
Borrowings under our credit facility	—	3,110
Repayments under our credit facility	(9,500)	(250)
Repayments under our term loan agreement	(2,161)	(1,125)
Payments on capital lease obligations	(122)	(103)
Financing costs	(74)	(86)
Tax withholdings on unit-based compensation vested units	(45)	(57)
Borrowing of senior unsecured paid in-kind notes	—	14,000
Valley Wells operating expense cap adjustment	—	1,647
Common unit issuances to Holdings for equity contributions	—	11,884
Net cash provided by (used in) financing activities	(11,902)	29,020

Net increase (decrease) in cash and cash equivalents	(16,785)	1,427
Cash and cash equivalents — Beginning of period	21,226	11,348
Cash and cash equivalents — End of period	$4,441	$12,775

SOUTHCROSS ENERGY PARTNERS, L.P.
SELECTED FINANCIAL AND OPERATIONAL DATA
(In thousands, except for operating data)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Financial data:
Adjusted EBITDA	$18,018	$20,696

Maintenance capital expenditures	$680	$2,331
Growth capital expenditures	6,185	3,143

Distributable cash flow	$8,919	$10,324

Operating data:
Average volume of processed gas (MMcf/d)	256	343
Average volume of NGLs produced (Bbls/d)	31,230	39,651
Average daily throughput Mississippi/Alabama (MMcf/d)	168	216

Realized prices on natural gas volumes ($/Mcf)	$3.13	$1.87
Realized prices on NGL volumes ($/gal)	0.68	0.27

SOUTHCROSS ENERGY PARTNERS, L.P.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Net cash provided by (used in) operating activities	$190	$(17,172)
Add (deduct):
Depreciation and amortization	(17,850)	(18,541)
Unit-based compensation	(257)	(981)
Amortization of deferred financing costs, original issuance discount and PIK interest	(951)	(1,073)
Gain on sale of assets	62	—
Unrealized loss (gain) on financial instruments	17	(30)
Equity in losses of joint venture investments	(3,316)	(3,429)
Distribution from joint venture investment	—	(390)
Impairment of assets	(649)	—
Gain on insurance proceeds	1,508	—
Other, net	285	121
Changes in operating assets and liabilities:
Trade accounts receivable, including affiliates	(11,257)	(9,099)
Prepaid expenses and other current assets	630	(1,173)
Other non-current assets	(61)	280
Accounts payable and accrued expenses, including affiliates	12,099	18,663
Deposits paid to suppliers	—	15,300
Other liabilities	4,167	2,004
Net loss	$(15,383)	$(15,520)
Add (deduct):
Depreciation and amortization	$17,850	$18,541
Interest expense	9,103	9,170
Gain on insurance proceeds	(1,508)	—
Income tax benefit	—	(5)
Impairment of assets	649	—
Gain on sale of assets	(62)	—
Revenue deferral adjustment	754	754
Unit-based compensation	257	981
Major litigation costs, net of recoveries	33	125
Equity in losses of joint venture investments	3,316	3,429
Severance expense	2,334	—
Retention bonus funded by Holdings	—	898
Valley Wells' operating expense cap adjustment	—	991
Fees related to Equity Cure Agreement	—	510
Distribution from joint venture investment	—	390
Expenses related to shut-down of Conroe processing plant	294	—
Other, net	381	432
Adjusted EBITDA	$18,018	$20,696
Cash interest, net of capitalized costs	(8,419)	(8,046)
Income tax benefit	—	5
Maintenance capital expenditures	(680)	(2,331)
Distributable cash flow	$8,919	$10,324